UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
December 5, 2005
(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	63-1097283 (I.R.S. Employer Identification No.)

3760 River Run Drive Birmingham, Alabama (Address of principal executive offices)	35243 (Zip Code)

(205) 970-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On December 5, 2005, the Audit Committee of the Board of Directors of Vesta Insurance Group, Inc. (the "Company") engaged BDO Seidman LLP to serve as the Company's independent registered public accounting firm to audit the financial statements of the Company as of December 31, 2005, including a review of the Company's unaudited interim financial statements of the Company as of March 31, June 30 and September 30, 2005.

For the period from January 1, 2002 through December 5, 2005, neither the Company nor anyone on its behalf consulted with BDO Seidman regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was the subject of a disagreement or a reportable event (as those terms are defined in Item 304 of Regulation S-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of December 9, 2005.

VESTA INSURANCE GROUP, INC. By: /s/ Donald W. Thornton —————————————— Its: Senior Vice President — General Counsel and Secretary